UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 15, 2018

CyberOptics Corporation

(Exact Name of Registrant as Specified in Its Charter)

Minnesota	0-16577	41-1472057
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5900 Golden Hills Drive Minneapolis, Minnesota		55416
(Address of Principal Executive Offices)		(Zip Code)

(763)-542-5000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02. Results of Operations and Financial Condition

(a)	On February 20, 2018, CyberOptics Corporation (the “Company”) issued a press release providing information regarding its results of operations and financial condition for the quarter and year ended December 31, 2017. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	On February 15, 2018, Alex Cimochowski informed the Board of Directors of the Company of his decision not to stand for re-election as a director at the Company's 2018 Annual Meeting of Shareholders (the “2018 Annual Meeting’). Mr. Cimochowski will therefore retire from the Board of Directors effective upon the expiration of his current term at the 2018 Annual Meeting. Mr. Cimochowski’s decision to retire is not due to any disagreement with the Company on any matter related to its operations, policies or practices. A press release issued by the Company on February 20, 2018 announcing Mr. Cimochowski’s decision not to stand for re-election to the Company’s Board of Directors is attached to this Current Report on Form 8-K as Exhibit 99.2.

Item 8. Other Events

(c)	On February 15, 2018, the Board of Directors of the Company nominated Dr. Vivek Mohindra to stand for election as a director at its 2018 Annual Meeting. Dr. Mohindra is currently a General Partner of New Science Ventures, LLC, a venture capital firm investing in technology companies, a position he has held since April 2013. He joined NSV from TPG Capital where he was an Operating Group Partner working with portfolio companies on strategy, growth and operational issues, and with deal teams on due diligence. Prior to TPG Capital, Vivek served as Senior Vice President of Strategy and Business Transformation for Freescale Semiconductor and held several senior executive roles in Dell’s Product Group, Marketing division and as Vice President/General Manager of Dell’s North America Small and Medium Business Group. Vivek joined Dell from McKinsey & Company where he was a Partner and co–leader of McKinsey’s global Semiconductor practice, as well as its Asian High Tech & Telecoms practices. Dr. Mohindra presently serves on the Board of Directors of GlobalFoundries and several other private companies. Dr. Mohindra received an MBA and a PhD in Chemical Engineering from the Massachusetts Institute of Technology, as well as a Bachelor’s degree in Chemical Engineering from the Indian Institute of Technology, Roorkee. A press release issued by the Company on February 20, 2018 announcing the nomination of Dr. Mohindra for election to the Company’s Board of Directors at the 2018 Annual Meeting is attached to this Current Report on Form 8-K as Exhibit 99.2

Item 9.01    Financial Statements and Exhibits.

Exhibit 99.1     Press Release Dated February 20, 2018.

Exhibit 99.2     Press Release Dated February 20, 2018

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 20, 2018	CyberOptics Corporation

	By:	/s/ Jeffrey Bertelsen
Chief Financial Officer and Secretary